Exhibit 4

CHINARISE CAPITAL (INTERNATIONAL) LIMITED

FINANCIAL STATEMENTS

DECEMBER 31, 2005

(Stated in US dollars)

CHINARISE CAPITAL (INTERNATIONAL) LIMITED

CONTENTS

         PAGE(S)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To:  The Stockholder of

Chinarise Capital (International) Limited

We have audited the accompanying balance sheet of Chinarise Capital (International) Limited as of December 31, 2005 and the related statements of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Chinarise Capital (International) Limited as of December 31, 2005 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Samuel H. Wong & Co. LLP

Certified Public Accountants

South San Francisco

California, USA

March 13, 2006

CHINARISE CAPITAL (INTERNATIONAL) LIMITED

BALANCE SHEET
AS AT DECEMBER 31, 2005
(Stated in US Dollars)

		2005	2004
	Notes
ASSETS
Current assets
Accounts receivable		$ 4,944,790	$ 2,402,845

Total current assets		$ 4,944,790	$ 2,402,845

TOTAL ASSETS		$ 4,944,790	$ 2,402,845

LIABILITIES AND STOCKHOLDER’S
EQUITY
Current liabilities
Dividend payable		$ 3,266,437	$ -
Income tax payable		865,503	420,498

Total current liabilities		$ 4,131,940	$ 420,498
Non-current liabilities
Advance from a related party	3	2,610	2,706

TOTAL LIABILITIES		$ 4,134,550	$ 423,204

STOCKHOLDER’S EQUITY
Common stock	4	$ 1	$ 1
Accumulated other comprehensive income		(36,690)	3,225
Retained earnings		846,929	1,976,415

		$ 810,240	$ 1,979,641

TOTAL LIABILITIES AND STOCKHOLDER’S
EQUITY		$ 4,944,790	$ 2,402,845

See notes to financial statements

CHINARISE CAPITAL (INTERNATIONAL) LIMITED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
(Stated in US Dollars)

			1/28/2003
		Year ended	to
		12/31/2005	12/31/2004
	Note

Net sales		$ 19,962,434	$ 7,441,243

Cost of sales		(16,905,200)	(4,555,903)

Gross profit		$ 3,057,234	$ 2,885,340

Selling and distributing costs		(529,682)	(486,404)
Administrative and other operating expenses		-	(2,707)

Income before tax		$ 2,527,552	$ 2,396,229

Income tax	5	(442,322)	(419,814)

Net income		$ 2,085,230	$ 1,976,415

See notes to financial statements

CHINARISE CAPITAL (INTERNATIONAL) LIMITED

STATEMENT OF STOCKHOLDERS’ EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2005
(Stated in US Dollars)

			Accumulated
			other
	Common	stock	comprehensive	Retained
	Share	Amount	income	earnings	Total

Balance, January 28, 2003	-	$ -	$ -	$ -	$ -
Issuance of share	1	1	-	-	1
Net income	-	-	-	1,976,415	1,976,415
Foreign currency translation
adjustment	-	-	3,225	-	3,225

Balance, December 31, 2004	1	$ 1	$ 3,225	$ 1,976,415	$ 1,979,641

Balance, January 1, 2005	1	$ 1	$ 3,225	$ 1,976,415	$ 1,979,641
Net income	-	-	-	2,085,230	2,085,230
Interim dividend (note 6)	-	-	-	(3,214,716)	(3,214,716)
Foreign currency translation
adjustment	-	-	(39,915)	-	(39,915)

Balance, December 31, 2005	1	$ 1	$ (36,690)	$ 846,929	$ 810,240

See notes to financial statements

CHINARISE CAPITAL (INTERNATIONAL) LIMITED

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2005
(Stated in US Dollars)

	Year	1/28/2003
	ended	to
	12/31/2005	12/31/2004

Cash flows from operating activities
Net income	$ 2,085,230	$ 1,976,415
Increase in accounts receivables	(2,024,726)	(1,982,173)
Increase in advance from a related party	-	2,706

Net cash flows provided by/(applied to) operating
activities	$ 60,504	$ (3,052)

Cash flows from investing activities	$ -	$ -

Net cash flows used in investing activities	$ -	$ -

Cash flows from financing activities
New issue of share	$ -	$ 1

Net cash flows generated from financing activities	$ -	$ 1

Net increase in cash and cash equivalents	$ 60,504	$ 3,051
Effect of foreign currency translation on cash and
cash equivalents	(60,504)	(3,051)
Cash and cash equivalents - beginning of year/period	-	-

Cash and cash equivalents - end of year/period	$ -	$ -

See notes to financial statements

CHINARISE CAPITAL (INTERNATIONAL) LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2005

(Stated in US Dollars)

1.

ORGANIZATION AND PRINCIPAL ACTIVITIES

Chinarise Capital (International) Limited (the Company) was incorporated on January 28, 2003 as an International Business Company under the laws of the British Virgin Islands.

The Company commenced business on October 1, 2004, and is principally engaging in the trading of mobile phone handsets and components business in Hong Kong.

The sole stockholder of the Company is Mr. William Hui since the incorporation of the Company and there is a reorganization of the Company through a share swap of the all the issued and outstanding common stock of the Company with Innocom Technology Holdings Limited, a company incorporated in British Virgin Islands, with all common stock being issued and owned by Mr. William Hui, on October 1, 2005.  The Company has then been changed into a wholly-owned subsidiary of Innocom Technology Holdings Limited.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)

Method of Accounting

The Company maintains its general ledger and journals with the accrual method accounting for financial reporting purposes. The financial statements and notes are representation of management. Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America and have been consistently applied in presentation of financial statements, which are complied on the accrual basis of accounting.

(b)

Use of estimates

In preparing of the financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting year.  These accounts and estimates include, but are not limited to, the valuation of accounts receivable, inventories, deferred income taxes and the estimation on useful lives of plant and machinery.  Actual results could differ from those estimates.

(c)

Cash and cash equivalents

The Company considers all cash and other highly liquid investments with initial maturities of three months or less to be cash equivalents.

(d)

Accounts receivable

The Company extends unsecured credit to customers in the normal course of business and does not accrue interest on trade accounts receivable.

During the reporting year, the Company had no bad debt experience and did not make any allowance for doubtful debts.

CHINARISE CAPITAL (INTERNATIONAL) LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2005

(Stated in US Dollars)

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(e)

Impairment of assets

The Company’s policy is to periodically review and evaluate whether there has been a permanent impairment in the value of long-lived assets.  Factors considered in the evaluation include current operating results, trends and anticipated undiscounted future cash flows.  An impairment loss is recognized to the extent that the sum of undiscounted estimated future cash flows that is expected to result from the use of the asset, or other measure of fair value, is less than the carrying value.

During the reporting year, there was no impairment loss.

(f)

Foreign currency translation

The Company maintains its financial statements in the functional currency.  Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet dates.  Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchanges rates prevailing at the dates of the transaction.  Exchange gains or losses arising from foreign currency transactions are included in the determination of net income for the respective periods.

For financial reporting purposes, the financial statements of the Company which are prepared using the functional currency have been translated into United States dollars.  Assets and liabilities are translated at the exchange rates at the balance sheet dates and revenue and expenses are translated at the average exchange rates and stockholders’ equity is translated at historical exchange rates.  Any translation adjustments resulting are not included in determining net income but are included in foreign exchange adjustment to other comprehensive income, a component of stockholders’ equity.

The functional currency of the Company is the Hong Kong Dollar (HKD).  The financial statements are translated into United States dollars from HKD at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

		1/28/2003
	Year ended	to
	12/31/2005	12/31/2004

Period end HKD: US$ exchange rate	7.7532	7.7749
Average HKD: US$ exchange rate	7.7767	7.7876

CHINARISE CAPITAL (INTERNATIONAL) LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2005

(Stated in US Dollars)

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(g)

Financial instruments

The carrying amounts of all financial instruments approximate fair value.  The carrying amounts of cash, accounts receivable, accounts payable and accrued liabilities approximate fair value due to the short-term nature of these items.  The carrying amounts of borrowings approximate the fair value based on the Company’s expected borrowing rate for debt with similar remaining maturities and comparable risk.

(h)

Income taxes

The Company uses the asset and liability method of accounting for income taxes whereby deferred taxes are determined based on the temporary differences between the financial statements and tax bases of assets and liabilities using enacted tax rates in effect in the year in which the differences are expected to reverse.  Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

In accordance with the relevant tax laws and regulations of Hong Kong, the corporation profits tax rate is 17.5%.

(i)

Revenue recognition

Revenues are recognized upon shipment of product, at which time title of goods has been transferred to the buyer.

(j)

Advertising

The Company expenses all advertising costs as incurred.

(k)

Concentration of credit risk

Concentration of credit risk is limited to accounts receivable and is subject to the financial conditions of major customers.  The Company does not require collateral or other security to support accounts receivable.  The Company conducts periodic reviews of its clients’ financial condition and customers’ payment practices to minimize collection risk on accounts receivable.

(l)

Comprehensive Income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners.  Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements.  The Company’s current component of other comprehensive income is the foreign currency translation adjustment.

CHINARISE CAPITAL (INTERNATIONAL) LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2005

(Stated in US Dollars)

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(m)

Recent accounting pronouncements

In May 2005, the FASB issued a SFAS 154, “Accounting Changes and Error Corrections” to replace APB Opinion No. 20, “Accounting Changes” and SFAS 3, “Reporting Accounting Changes in Interim Financial Statements” requiring retrospective application to prior periods financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change.  When it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, SFAS 154 requires the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings (or other appropriate components of equity or net assets in the statement of financial position) for that period rather than being reported in an income statement.  When it is impracticable to determine the cumulative effect of applying a change in accounting principle to all prior periods, SFAS 154 requires that the new accounting principle be applied as if it were adopted prospectively from the earliest date practicable.  The effective date for this statement is for accounting changes and corrections of errors made in fiscal year beginning after December 15, 2005.

In February 2006, the FASB issued a SFAS 155, “Accounting for Certain Hybrid Financial Instruments” to amend FASB Statements No. 133, Accounting for Derivative Instruments and Hedging Activities, and No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This statement permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation and eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.  This statement is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006.

The Company does not anticipate that the adoption of these two standards will have a material impact on these financial statements.

CHINARISE CAPITAL (INTERNATIONAL) LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2005

(Stated in US Dollars)

3.

ADVANCE FROM A RELATED PARTY

The advance is made from the sole stockholder of the ultimate holding company, which is interest-free and unsecured.  At December 31, 2005, the said sole stockholder has undertaken not to demand repayment in the next twelve months.

4.

COMMON STOCK

	At 12/31/2005	At 12/31/2004

Authorized:
50,000 ordinary shares of US$1.00 each	$ 50,000	$ 50,000

Issued and fully paid:
1 ordinary share of US$1.00 each	$ 1	$ 1

5.

INCOME TAX

The following table accounts for the differences between the actual tax provision and the amounts obtained by applying the applicable Hong Kong statutory profits tax rate of 17.5% to income before tax for the year ended December 31, 2005.

	Year	1/28/2003
	ended	to
	12/31/2005	12/31/2004

Income before tax	$ 2,527,552	$ 2,396,229

Provision for income tax at Hong Kong income
tax rate	$ 442,322	$ 419,340
Expenses not deductible for tax purposes	-	474

Income tax	$ 442,322	$ 419,814

CHINARISE CAPITAL (INTERNATIONAL) LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2005

(Stated in US Dollars)

6.

INTERIM DIVIDEND

	Year	1/28/2003
	ended	to
	12/31/2005	12/31/2004

Interim, payable, of HKD25,000,000 (2004: nil)
per ordinary share	$ 3,214,716	$ -

At a meeting held on December 6, 2005, the director declared an interim dividend of HKD25,000,000 per ordinary share, totaling HKD25,000,000.

7.

POST BALANCE SHEET EVENT

Interim dividends for the year ended December 31, 2005 of HKD25,000,000 per ordinary share, totaling HKD25,000,000 were paid on March 6, 2006.

8.

APPROVAL OF ACCOUNTS

The accounts were approved by the board of directors on March 13, 2006.